                                     SCHEDULE 14A
                       Information Required in Proxy Statement

                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                          EURO TECH HOLDINGS COMPANY LIMITED
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                 -----------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                       -------------------------
     3)   Filing Party:
                       ---------------------------------------------------------
     4)   Date Filed:
                     -----------------------------------------------------------

                       Euro Tech Holdings Company Limited
                           18/F Gee Chang Hong Centre
                             65 Wong Chuk Hang Road
                                    Hong Kong

                            NOTICE OF ANNUAL MEETING

                                       of

                                  SHAREHOLDERS

         PLEASE TAKE NOTICE that the 1998 Annual Meeting of Shareholders of
Euro Tech Holdings Company Limited (the "Company") will be held at the principal offices of the Company located at 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong, on Wednesday, October 14, 1998 at 4:00 P.M. local time for the following purposes:

         1.       to elect seven persons to serve on the Company's
         Board of Directors until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified as provided in the Company's Memorandum and Articles of Association;

         2. to confirm and ratify the retention of Arthur, Anderson & Co., Hong Kong, as the Company's independent auditors for the fiscal year to end December 31, 1998; and

         3. to transact such other and further business as may properly come before the meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on September 18, 1998, are entitled to notice of and to vote at the meeting.

                                              By Order of The Board of Directors

                                              Jerry Wong, Secretary

September 18, 1998

                       Euro Tech Holdings Company Limited
                           18/F Gee Chang Hong Centre
                             65 Wong Chuk Hang Road
                                    Hong Kong

                                 PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                               ON OCTOBER 14, 1998

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Euro Tech Holdings Company Limited (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, October 14, 1998 at the Company's principal executive offices located at 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong, at 4:00 P.M. local time and at any adjournments thereof. The matters to be acted upon at the Annual Meeting are set forth in the Notice of Annual Meeting. This Proxy Statement and a proxy card are scheduled to be mailed to shareholders commencing on September 18, 1998.

         Only holders of Common Stock of record on the books of the Company at the close of business on September 18, 1998 (the "Record Date") will be entitled to notice of and to vote at the meeting. On the Record Date, there were 2,068,200 shares of Common Stock of the Company outstanding and 26 holders of record.

         The cost of soliciting proxies will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The cost for such services is estimated at $1,000, including expenses.

         If a shareholder specifies on the accompanying proxy card how shares are to be voted, they will be voted accordingly. If the shareholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of directors, and the confirmation of the appointment of Arthur Anderson & Co., Hong Kong as independent auditors for the Company's fiscal year ended December 31, 1998. A shareholder may revoke a proxy by giving written notice to the Secretary of the Company at or prior to the meeting or by voting at the meeting.

         The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum for the purposes of transacting business at the meeting. Each outstanding share of the Company's Common Stock is entitled to one vote on each matter which may be properly brought before the Annual Meeting. Each director nominee must receive the affirmative vote of a simple majority of the stock having voting power and that did not abstain in order to be elected as a director and to ratify the appointment of the auditors for the fiscal year ending December 31, 1998, the affirmative vote of a simple majority of the stock having voting power and that did not abstain is also required.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors will be elected to serve until the next Annual Meeting of Shareholders or until each of their respective successors has been duly elected and qualified as provided in the Memorandum and Articles of Association.

         Unless otherwise indicated on the proxy, votes pursuant to the accompanying proxy will be cast for the election of the nominees on the proxy, provided that, if any of the nominees named below shall become unavailable to serve as a director prior to the meeting, the shares represented by valid proxies shall be voted for the election of such other person as the Board may recommend in his or her place, or the number of directors to be elected shall be decreased. The Board of Directors has no reason to believe that any nominee will be unable to serve.

         T.C. Leung, Jerry Wong, Nancy Wong, C.P. Kwan, Alex Sham, Adam L. Goldberg, and Y.K. Liang have been nominated for election to the Board of Directors and each has consented to serve as such, if elected. Each of the nominees who has been nominated for election as a director commencing at the conclusion of this Annual Meeting, is currently a director. In order to be elected, each such nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and were voted and not abstained.

         The enclosed proxy gives shareholders the following options: (A) vote for all director nominees; (B) vote against all director nominees; (C) vote for only director nominee(s) they specify; (D) vote against only director nominee(s) they specify; and (E) abstain.

         The directors and executive officers of the Company are as follows:


         Name                                        Age               Position
        ------                                     -------            -----------
         T.C. Leung ...............................  54                Chairman of the Board of
                                                                       Directors and Chief Exec
                                                                       utive Officer

         Jerry Wong ...............................  38                Director and Chief Finan
                                                                       cial Officer

         Nancy Wong ...............................  48                Director

         C.P. Kwan ................................  38                Director

         Alex Sham ................................  34                Director

         Adam L. Goldberg .........................  39                Director

         Y.K. Liang ...............................  68                Director


         Set forth below is a brief background of each director nominee based upon the information supplied by them to the Company.

         T.C. Leung has been Chief Executive Officer and Chairman of the Board of Directors of both the Company and of Euro Tech Far East Ltd. ("Far East") since their inception in 1996 and 1971, respectively. Far East was acquired by the Company upon completion of the Company's public offering in March 1997 ("Public Offering"). Before establishing Far East, Mr. Leung was an engineer for English Electric in England, from 1965 to 1968, and Lockheed Aircraft in Hong Kong, from 1968 to 1970. Mr. Leung also served as managing director of EuroTherm (Far East) Ltd. between 1971 and 1992. Since 1988, Mr. Leung has also served as managing director of Eurotherm Hong Kong. Mr. Leung received a Masters degree in Business Administration from the University of East Asia, Macao in 1986 and is a Chartered Engineer, a title bestowed upon a member of the Council of Engineering Institutions in the United Kingdom.

         Jerry Wong has served as Director and Chief Financial Officer of Far East since 1994 and has been with Far East since 1987. Mr. Wong has been the Chief Financial Officer and a Director of the Company since its inception. From 1985 until 1987, Mr. Wong worked for MUA Agencies Ltd., a subsidiary of a Hong Kong publicly listed company engaged in the insurance business, as deputy manager of its secretarial, legal and accounting department. From 1981 until 1985, Mr. Wong served as a senior accountant in Price Waterhouse-Hong Kong. He is a Fellow of the Chartered Association of Certified Accountants in the United Kingdom and a Certified

Public Accountant in Hong Kong.

         Nancy Wong has been a Director of the Company since its inception and a Director of Far East, and its Personnel Manager, since 1994. Ms. Wong has been with Far East since 1971. Ms. Wong is also Far East's Chief Representative in China. During the last several years, Ms. Wong has played a pivotal role in Far East's business expansion in China. Ms. Wong received a Bachelor of Science degree in Business Administration from the University of East Asia, Macao in 1989.

         C.P. Kwan joined Far East in 1984 and has served as a Director and Manager of its Process Equipment Department since 1991. Mr. Kwan has been a Director of the Company since its inception. Before joining Far East, he was employed by Haven Automation (H.K.) Ltd., a company involved in the water treatment and process control business between 1981 and 1984.

         Alex Sham has been a Director of the Company since its inception. Mr. Sham joined Far East in 1988 and has been its Sales Manager since 1993 and became a Director of Far East in 1996. Mr. Sham received a Bachelor of Science in Applied Chemistry from Hong Kong Baptist University in 1990. Prior to joining Far East, Mr. Sham was employed by the Environmental Protection Department of the Hong Kong Government from 1986 until 1988.

         Adam L. Goldberg has been a director of the Company since February 16, 1998. Mr. Goldberg is an attorney who has maintained his own practice in New York City since 1993. From 1989 until 1993, Mr. Goldberg was employed as a staff attorney with the New York City Department of Housing Preservation and Development. Mr. Goldberg is the designee of May Davis Group, Inc., ("May Davis") the underwriter of the Company's Public Offering.

         Y.K. Liang has been a Director of the Company since Febru ary 16, 1998. Mr. Liang is a director of Wong Liang Consultants Ltd. ("Consultants") and a member of the certified public account ing firm of Y.K. Liang & Co. ("LCO"). Mr. Liang has been associated with both Consultants and LCO for more than the past five years. Consultants is a general business consulting firm.

         Directors of the Company serve until the next annual meeting of shareholders of the Company and until their successors are elected and duly qualified. Officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

         The Company believes that none of its directors, officers or beneficial owners of ten percent or more of its Common Stock are required to file any reports pursuant to Section 16(a) of the

Securities Exchange Act of 1934, as amended (the "1934 Act").

         The Company had three meetings of its Board of Directors during Fiscal 1997. Messrs. Leung, Goldberg and Liang are the members of the Company's Audit Committee. The Company presently does not have standing nominating or compensation committees.

         The Company has not had any directors resign or decline to stand for re-election at any time during or since December 31, 1997.

         There are no material legal proceedings involving any director, officer or affiliate of the Company, owner of record or beneficially of more than five percent of the Company's Common Stock or any associate of any of the foregoing.

         Executive Compensation

         The following table sets forth certain summary information with respect to the compensation paid by Far East for services rendered in all capacities to Far East during Fiscal 1997 and Fiscal 1996 by Far East's Chairman of the Board and Chief Executive Officer.

                           Summary Compensation Table

Name and
Principal Position                          Year              Salary($)                          Bonus ($)
------------------                          ----              ---------                          ---------
T.C. Leung
Chairman of the Board                       1997              78,890                             32,269
of Directors and
Chief Executive Officer                     1996              15,584                             38,329


         Compensation of Directors

         Directors of the Company do not receive compensation for their services as directors; however, the Board of Directors may authorize the payment of compensation to directors for their attendance at regular and special meetings of the Board and for attendance at meetings of committees of the Board as is customary for similar companies. Directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

         Pension Plan

         The Company has a defined contribution pension plan for all of its employees. Under this plan, all employees are entitled to a pension benefit equal to 50% to 100% of their individual fund account balances at their dates of resignation or retirement which depends on their years of services. The Company is required to make specific contributions at approximately 10% of the basic salaries of the employees to an independent fund management company. The Company has no future obligations for the pension payment or any post-retirement benefits beyond the annual contributions made. The independent fund management company is responsible for the ultimate pension liabilities to those resigned or retired employees. During the years ended December 31, 1995, 1996 and 1997, the Company made total pension contributions of approximately $111,600, $53,500 and $115,000, respectively.

         Employment Agreement - T.C. Leung

         T.C. Leung's services to the Company and Far East are provided pursuant to a five year personal services agreement between the Company, Far East and Shereman Enterprises Ltd., a management company, pursuant to which Mr. Leung will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of Far East and the Company. The agreement requires that Mr. Leung devote substantially all of his business time to the affairs of the Company and Far East. The agreement provides for the payment of $100,000 and six percent of the Company's consolidated pre-tax income to the management company in exchange for Mr. Leung's services during the first year of the agreement's term with compensation past the first year to be renegotiated annually. The rates of Mr. Leung's compensation remain unchanged. The agreement contains a confidentiality provision and a covenant not to compete with the Company or Far East for a period of one year following termination of the agreement under certain circumstances.

         Stock Option Plan

         In November 1996, the Board of Directors adopted the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan" or, the "Plan"). The 1996 Stock Option Plan provides for the grant of options to employees, officers, directors and consultants of the Company. The total number of shares of Common Stock for which options may presently be granted under the 1996 Stock Option Plan is 100,000 shares, and the exercise price of all such options must be at least $5.50 per share. Originally, up to 150,000 Options were eligible to have been granted under the 1996 Stock Option Plan, but as the Company failed to achieve net income for its fiscal year ended December 31, 1997 ("Fiscal Year 1997") of at least $990,000, a total of 50,000 options thereof were cancelled in accordance with the terms of the Plan. The remaining 100,000 options will be cancelled unless the Company achieves net income of at least $1,800,000 for the fiscal year ended December 31, 1998 ("Fiscal Year 1998").

         Management Options

         The Company has authorized the issuance of 1,400,000 Options to purchase up to an aggregate of 1,400,000 shares of Common Stock (the "Management Options") to its officers, directors and employees in such numbers and to such persons as the Company's Chairman of the Board and Chief Executive Officer may direct. The Management Options became exercisable on March 14, 1998 for a term of ten years.

         The exercise price and the number of shares of Common Stock purchasable upon exercise of any Management Options are subject to adjustment upon the occurrence of certain events, including stock dividends, reclassification, reorganizations, consolidations, mergers, and certain issuances and redemptions of Common Stock and securities convertible into or exchangeable for Common Stock excluding certain issuances of shares of the Company's Common Stock. No adjustments in the exercise price will be required to be made with respect to the Management Options until cumulative adjustments amount to $.05. In the event of any capital reorgani zation, certain reclassifications of the Common Stock, any consolidation or merger involving the Company (other than (i) a consolidation or merger which does not result in any reclassification or change in the outstanding shares of Common Stock or (ii) the acquisition of Far East or any other business), or sale of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation, Management Options will thereupon become exercisable only for the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares of Common Stock of the Company purchasable (at the time of such reorganization, reclassification, consolidation, merger, or sale) upon exercise of such Management Options would have been entitled upon such reorganization, reclassification, consolidation, merger, or sale.

         The table below shows, as to each of the executive officers and directors of the Company and as to all executive officers and directors of the Company as a group, the following information with respect to Management Options granted to date: (i) the aggregate amounts of shares of Common Stock subject to Management Options granted to date; and (ii) the per share exercise price for the Management Options granted to these individuals. No other options to these individuals were issued and outstanding as of July 1, 1998.


Names of Executive                                      Shares Subject                       Per Share
Officers and Directors                                    to Options                       Exercise Price
------------------------                               ----------------                   ----------------
T.C. Leung........................                            750,000                            $5.50
                                                              350,000                            $4.00

Alex Sham.........................                             30,000                            $5.50

                                                               20,000                            $4.00

Jerry Wong........................                             25,000                            $5.50
                                                               15,000                            $4.00

Nancy Wong........................                             22,500                            $5.50
                                                                7,500                            $4.00

C.P. Kwan.........................                             22,500                            $5.50
                                                                7,500                            $4.00
All Executive Officers and
Directors as a Group (7 persons)                              1,250,000                          $4.00-$5.50(1)

         Other officers and/or employees of the Company have been or will be granted Management Options to purchase an aggregate of 150,000 Management Options, all of which will be exercisable at $5.50 per share. No Management Options have been exercised as of July 1, 1998.

         The Company has made no other grants, awards or issuances to any of its directors or executive officers of restricted stock awards, stock appreciation rights, or payouts under any long-term incentive plans. The Company has adopted the 1996 Stock Option Plan, under which options for 100,000 shares of Common Stock may but have yet to be issued. Such 100,000 options under the 1996 Stock Option Plan will terminate unissued unless the Company achieves net income of at least $1,800,000 for Fiscal 1998.

         The 1996 Stock Option Plan is to be administered by the Board of Directors or a committee of the Board of Directors which will determine the terms of options granted, including the exercise price, exercise period (up to six years) the number of shares subject to the option and the terms and conditions of exercise.

         The exercise price of all stock options granted under the 1996 Stock Option Plan must be at least $5.50. The term of each option granted pursuant to the 1996 Stock Option Plan was established by the Board of Directors or a committee of the Board of Directors, in its sole discretion; provided, however, that the maximum term of each option under the 1996 Stock Option Plan is six years. Options shall become exercisable at such times and in such installments as provided by either the Board of Directors or a committee of the Board of Directors in the terms of each individual option.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The following table sets forth, as of July 1, 1998, certain information concerning beneficial ownership of shares of Common Stock with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company and (iii) all officers and directors of the Company as a group:

-----------
     (1)  Price range.


                                             Amount and                  Approximate
                                             Nature of                   Percentage
                                             Beneficial                  of Common
                                             Ownership                   Stock Owned
                                            ------------                --------------
T.C. Leung(1)(2)(3)...............          2,500,000                           79%
Jerry Wong(1)(3)(4)...............             40,000                            2%
Nancy Wong(1)(3)(4)..............              30,000                            1%
C.P. Kwan(1)(3)(4)...............              30,000                            1%
Alex Sham(1)(3)(4)...............              50,000                            2%
Adam L. Goldberg(1)........                         0                            *
Y.K. Liang(1).................                      0                            *
Pearl Venture Ltd.(1)(2)........            2,500,000                           79%
Regent Earning Ltd.(1)........              1,027,600                           50%
All Executive Officers and
  Directors of the Company
  as a group (7 persons)(2)(3)(4)...        2,650,000                           80%

-------------
     (1) The address for each of Ms. Wong and Messrs. Wong, Kwan, Sham, Goldberg, Liang and Leung is c/o Euro Teach (Far East) Ltd., 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong. The address for Pearl Venture Ltd. ("Pearl") is Columbus Centre Building, Wichhams Cay, Road Town, Tortola, British Virgin Islands. The address for Regent Earning Ltd. ("Regent") is Room 101 Wo Hing Commercial Building, No. 11 Wing Ho Street, Central Hong Kong.

     (2) Includes shares of the Company's Common Stock owned of record by Pearl, which is a trust established for the benefit of Mr. Leung. Also includes those shares of the Company's Common Stock owned of record by Regent, of which Pearl is the majority share holder. See "Certain
Relationships and Related Transactions."

     (3) Does not include such person's proportionate interest in shares of the Company's Common Stock held of record by Regent or Broadskill Investments, Inc. ("Broadskill"). Broadskill is a Hong Kong Corporation which owns an approximate 44% equity interest in Regent. See "Certain Relationship and Related Transactions."

     (4) Gives effect to the exercise of Management Options owned of record by such person(s).

     *    Denotes less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company was incorporated under the laws of the British Virgin Islands on September 30, 1996. Shortly after incorporation, the Company sold 50,000 shares of its Common Stock to Gusrae, Kaplan & Bruno and 100,000 shares of its Common Stock to Sidford for aggregate cash consideration of $1,500 or $.01 per share. Gusrae, Kaplan & Bruno is United States counsel to the Company and was granted the right to purchase said shares in partial consideration of its services rendered to the Company in connection with the Public Offering. Sidford has been and is a business consultant to Far East which initially was paid HK$5,000 by Far East and granted the option to purchase the aforementioned 100,000 shares. In January 1997, Far East amended its consulting agreement with Sidford to pay Sidford $5,000 per month for twenty months. At that same time, the Company repurchased the 100,000 shares of its Common Stock held by Sidford.

         Pearl is a British Virgin Islands company which is a trust for the benefit of T.C. Leung, the Company's Chairman of the Board and Chief Executive Officer. Regent is a Hong Kong corporation.

         Concurrently with the closing of the Company's Public Offering in March of 1997, the Company consummated the acquisition of Far East by exchanging 1,400,000 shares of the Company's Common Stock for the 1,000,000 issued and outstanding shares of the Common Stock of Far East at a ratio of 1.4 (one and four-tenths) shares of the Company's Common Stock for each issued and outstanding share of Far East's Common Stock.

         Pearl was one of the original shareholders of Far East. Prior to 1995, Pearl and Regent purchased and accumulated 266,000 and 734,000 shares (or 100% in the aggregate) of the issued and outstanding common stock of Far East for an aggregate consideration of approximately HK$11,130,000. Broadskill is a Hong Kong corporation which owns an approximate 44% equity interest in Regent. No executive officer or director of the Company is an officer or director of Pearl, Regent or Broadskill. In addition to its direct record ownership of 372,400 shares of the Company's Common Stock, Pearl is also the beneficial owner of approximately 527,069 shares of the Company's Common Stock through its equity interest in Regent. Mr. Kwan, and each of Messrs. Wong, Sham and Ms. Wong, Executive Officers and Directors of the Company and Far East, have equity interests in Regent and/or Broadskill which if converted into shares of the Company's Common Stock would represent less than 5% in the case of Mr. Kwan, and less than 1% of the Company's Common Stock for each of Messrs. Wong and Sham and Ms. Wong, respectively.

         During Fiscal 1996, the Company transferred its equity interests in three former subsidiaries, Armiston (a wholly owned subsidiary), Action (a 51% owned subsidiary) and Euro Electron (an
80% owned subsidiary) to Regent and Pearl in exchange for the book value price (an aggregate of HK$10,000) of the Company's interest in these three subsidiaries.

         On November 11, 1996 the Company completed a private placement of an aggregate of 1,000,000 Warrants (the "Private Warrants") at $.15 per Warrant and received therefrom aggregate gross proceeds of $150,000. May Davis acted as the Company's placement agent in connection with this private placement and received an aggregate of $19,500 in commissions and non-accountable expenses. The terms and conditions of the Private Warrants are identical to the Public Warrants sold in the Public Offering in March 1997. In March 1997, the Company repurchased 70,000 Private Warrants at their purchase price for an aggregate repayment of $10,500.

         Mr. Leung may be deemed to be a "promoter" of the Company as such term is defined by the rules promulgated by the Commission under the Securities Act. As so defined, a promoter is any person who (i) acting alone or in conjunction with others, took the initiative in founding and organizing an issuer's business or enterprise, or (ii) in connection with founding and organizing the business or enterprise of an issuer, receives in consideration for services and/or property, ten percent or more of any class of the issuer's securities or the proceeds therefrom. Mr. Leung was the proponent of the Public Offering to raise capital for the Company and Far East and of establishing a company in the British Virgin Islands for that purpose. Mr. Leung is the beneficial owner of approximately 79% of the Company's shares of Common Stock after giving effect to the exercise of the 1,100,000 Management Options owned by him.

         All transactions between the Company and its executive officers and directors are believed by the Company to be on terms no less favorable than could be obtained from independent third parties and are approved by a majority of the Company's directors who are not interested in such transaction(s).

         All outstanding balances with related parties are unsecured, non-interest bearing and are repayable in 1998. The related companies with which the Company has engaged in transactions are Euro Electron, EuroTherm, Action and Armiston. During Fiscal 1997 the Company made sales to Action, Euro Electron and EuroTherm of approximately $4,000, $172,000 and $50,000, respectively. Addition ally, during Fiscal 1997 the Company made purchasers from Action, Armiston and EuroTherm of approximately $6,000, $36,000 and $598,000, respectively.

         No loans or advances have been or will be made in the future to the Company's officers, directors or shareholders of at least five (5%) percent of the issued and outstanding shares of any class of equity securities ("5%-plus Shareholders"), or their respective affiliates unless such loans are for bona fide business purposes.

         In connection with the Public Offering, the Company sold to May Davis, for the sum of $10.00, Warrants to purchase up to 60,000 shares of the Company's Common Stock at $8.25 and Warrants, at a price of $.2475 per Warrant to purchase up to an additional 60,000 shares of the Company's Common Stock at $5.50 per share (the "May Davis Warrants"). The May Davis Warrants were not transferable until March 14, 1998, except to officers and partners of May Davis and selected dealers who participated in the Public Offering, and are exercisable until March 14, 2002. For the life of the May Davis Warrants, the holders thereof are given the opportunity to profit from a rise in the market price of the Warrants and/or Common Stock of the Company with a resulting dilution in the interest of other securityholders. The Company may find it more difficult to raise additional equity capital if it should be needed for the business of the Company while the May Davis Warrants are outstanding, and at any time when the holder of the May Davis Warrants might be expected to exercise them, the Company would probably be able to obtain additional equity capital on terms more favorable than those provided in the May Davis Warrants. The Company has agreed, at its expense, to register under the Act, on one occasion, and at May Davis' expenses on another occasion, the May Davis Warrants and/or the underlying securities at the request of the holder thereof. The Company has also agreed to certain "piggy-back" registration rights for the holders of the May Davis Warrants and securities issuable upon exercise thereof.

         The Company has also agreed with May Davis, that if the Company, its current or future subsidiaries, if any, and its principal shareholders, or their respective affiliates, will until March 14, 2000 provide May Davis with a Right of First Refusal with respect to any public or private offering of securities to raise capital. May Davis must agree to undertake any such financing on the same or better terms as any other financing proposal.

         The Company has agreed that for a period of time ending not earlier than March 14, 2000, May Davis will have the right to designate a person to be a non-voting advisor to the Company's Board of Directors who will receive the same compensation as a member of the Board of Directors and who will be indemnified by the Company against any claims arising out of his participation at meetings of the Board of Directors. Alternatively, May Davis has the right, during such period, to designate one person to be elected to the Company's Board of Directors. The Company has agreed to use its best effort to obtain the election of the May

Davis designee and such person shall be entitled to receive the same compensation, expense reimbursement and other benefits as any other non-employee director of the Company, if any. May Davis has designated Mr. Goldberg to the Company's Board of Directors. At the completion of the Public Offering, the Company retained May Davis to act as a financial consultant for a period of time concluding on March 14, 2000 for fees aggregating $108,000 which were paid in full at that time.

                                   PROPOSAL II

                              APPROVAL OF AUDITORS

         The Board of Directors, upon the recommendation of the Company's Audit Committee, have selected Arthur Andersen & Co., Hong Kong, a certified public accounting firm, as independent auditors of the Company's financial statements for its fiscal 1998 to end December 31, 1998. A representative of Arthur Andersen is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

         The members of the Board of Directors recommend that the shareholders vote "FOR" the proposal to approve Arthur Andersen & Co., Hong Kong as the Company's auditors for its fiscal year ending December 31, 1998. In order to be so approved Arthur Andersen & Co., Hong Kong must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and were voted and not abstained.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Any shareholder proposals intended to be considered for presentation at the 1999 Annual Meeting and for inclusion in the 1999 proxy statement must be made in writing and received by the Corporate Secretary at the Company's principal executive offices by May 31, 1999. The Company will consider only proposals meeting the requirements of applicable Securities and Exchange Commission rules. Shareholders are urged to review these rules and, if questions arise, consult their own legal counsel before submitting a proposal to the Company.

         Recommendations by shareholders for directors to be nominated at the 1999 Annual Meeting must be made in writing, with sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee's qualifications can be made and be accompanied by a notarized written consent to be named in the Proxy Statement, if nominated, and to serve as a director, if elected, executed by the proposed nominee. Recommendations received in proper order by the Corporate

Secretary at the Company's principal executive office at least four months prior to the 1999 Annual Meeting will be referred to, and considered by, the Company's Board of Directors. No shareholder recommendations were received before the 1998 Annual Meeting.


                              FINANCIAL STATEMENTS

         Consolidated financial statements for the Company and its subsidiaries are contained in the Company's Annual Report for the fiscal year ended December 31, 1997, as amended, which is being delivered to you herewith.

                                  OTHER MATTERS

         The Board of Directors is not currently aware of any other matter to be transacted at the Annual Meeting.

                                   PROXY STATEMENT

ITEM 1. DATE, TIME AND PLACE.

     The 1998 Annual Meeting of Securityholders (the "Annual Meeting") shall be held at 4:00 p.m., Wednesday, October 14, 1998, at the principal executive offices of the Company, located at 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong.

     This Proxy Statement is being sent to securityholders of the Company on or about September 18, 1998.

ITEM 2. REVOCABILITY OF PROXY.

     Under the corporation laws of the British Virgin Islands, proxy revocation rights, if any, are created by a corporation's governance instruments. The Memorandum and Articles of Association of the Company, constituting the internal governance instruments of the Company, are silent with regards to rights of revocation for proxies by securityholders.

     However, the Article 80 of the Articles of Association provides that the chairman presiding over any meeting at which a vote is cast by proxy or on behalf of any person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within seven
(7) days of the request, or the vote(s) cast by such proxy shall be disregarded.

ITEM 3. DISSENTERS' RIGHT OF APPRAISAL.

     Not applicable.

ITEM 4. PERSONS MAKING THE SOLICITATION.

     This proxy solicitation is being made by the Company. Management of the Company has not been informed, in writing or otherwise, of the intent of any director of the Company to oppose any action intended herein to be taken by the Company.

ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

     The holdings of securities of the Company of all directors and executive officers of the Company, as of July 1, 1998, are provided in the response to
Item 6 herein.

ITEM 6. VOTING SECURITIES.

     The Company had outstanding, as of August 14, 1998, 2,068,200 shares of Common Stock, $.01 par value (the "Common Stock"). The Company has only one class of Common Stock, and the Common Stock is the only class of voting securities.

     The record date of this proxy solicitation is September 18, 1998 (the "Record Date"). Holders of the Common Stock on the Record Date will have the right to vote at, or give proxies for, the Annual Meeting. The shareholders of the Company do not have cumulative voting rights.

     PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of July 1, 1998, certain information concerning beneficial ownership of shares of Common Stock with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company and (iii) all officers and directors of the Company as a group:

------------------------------    -----------         -------------
                                   AMOUNT AND          APPROXIMATE
                                   NATURE OF           PERCENTAGE
                                   BENEFICIAL           OF COMMON
                                   OWNERSHIP           STOCK OWNED
------------------------------    -----------         -------------
T.C. Leung (1)(2)(4)               2,500,000               79%
------------------------------    -----------         -------------


-----------------------

     (1) The address for each of Ms. Wong and Messrs. Wong, Kwan, Sham, Goldberg, Liang and Leung is c/o Euro Tech (Far East) Ltd., 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong. The address for Pearl Venture Ltd. ("Pearl") is Columbus Centre Building, Wichhams Cay, Road Town, Tortola, British Virgin Islands. The address for Regent Earning Ltd. ("Regent") is Room 101 Wo Hing Commercial Building, No. 11 Wing Ho Street, Central Hong Kong.

     (2) Includes shares of the Company's Common Stock owned of record by Pearl, which is a trust established for the benefit of Mr. Leung. Also includes those shares of the Company's Common Stock owned of record by Regent, of which Pearl is the majority shareholder. See "Certain Transactions."

------------------------------    -----------         -------------
                                   AMOUNT AND          APPROXIMATE
                                   NATURE OF           PERCENTAGE
                                   BENEFICIAL           OF COMMON
                                   OWNERSHIP           STOCK OWNED
------------------------------    -----------         -------------
Jerry Wong (3)(4)                    40,000                2%
------------------------------    -----------         -------------
Nancy Wong(3)(4)                     30,000                1%
------------------------------    -----------         -------------
C.P. Kwan(3)(4)                      30,000                1%
------------------------------    -----------         -------------
Alex Sham(3)(4)                      50,000                2%
------------------------------    -----------         -------------
Adam L. Goldberg                          0                *
------------------------------    -----------         -------------
Y.K. Liang                                0                *
------------------------------    -----------         -------------
Pearl Venture Ltd.(1)(2)          2,500,000               79%
------------------------------    -----------         -------------
Regent Earning Ltd.(1)            1,027,600               50%
------------------------------    -----------         -------------
All Executive Officers
and Directors of the
Company as a group
(7 persons)(2)(3)(4)              2,650,000               80%
------------------------------    -----------         -------------

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS.

     The directors and executive officers of the Company are as follows:

     NAME           AGE       POSITION

     T.C. Leung     54        Chairman of the Board of Directors and Chief
                              Executive Officer

     Jerry Wong     38        Director and Chief Financial Officer


--------------------

     (3) Does not include such person's proportionate interest in shares of the Company's Common Stock held of record by Regent or Broadskill Investments, Inc. ("Broadskill"). Broadskill is a Hong Kong Corporation which owns an approximate 44% equity interest in Regent.

     (4) Gives effect to the exercise of Management Options owned of record by such person(s).

*  Denotes less than 1%

     Nancy Wong          48        Director

     C.P. Kwan           38        Director

     Alex Sham           34        Director

     Adam L. Goldberg    39        Director

     Y.K. Liang          68        Director


     Set forth below is a brief background of the executive officers and directors based upon the information supplied by them:

     T.C. LEUNG has been Chief Executive Officer and Chairman of the Board of Directors of both the Company and Far East since their inception. Before establishing Far East, Mr. Leung was an engineer for English Electric in England, from 1965 to 1968, and Lockheed Aircraft in Hong Kong, from 1968 to 1970. Mr. Leung also served as managing director of Eurotherm (Far East) Ltd. between 1971 and 1992. Since 1988, Mr. Leung has also served as managing director of Eurotherm Hong Kong. Mr. Leung received a Masters degree in Business Administration from the University of East Asia, Macao in 1986 and is a Chartered Engineer, a title bestowed upon a member of the Council of Engineering Institutions in the United Kingdom.

     JERRY WONG has served as Director and Chief Financial Officer of Far East since 1994 and has been with Far East since 1987. Mr. Wong has been the Chief Financial Officer and a Director of the Company since its inception. From 1985 until 1987, Mr. Wong worked for MUA Agencies Ltd., a subsidiary of a Hong Kong publicly listed company engaged in the insurance business, as deputy manager of its secretarial, legal and accounting department. From 1981 until 1985, Mr. Wong served as a senior accountant in Price Waterhouse-Hong Kong. He is a Fellow of the Chartered Association of Certified Accountants in the United Kingdom and a Certified Public Accountant in Hong Kong.

     NANCY WONG has been a Director of the Company since its inception and a Director of Far East, and its Personnel Manager, since 1994. Ms. Wong has been with Far East since 1971. Ms. Wong is also Far East's Chief Representative in China. During the last several years, Ms. Wong has played a pivotal role in Far East's business expansion in China. Ms. Wong received a Bachelor of Science degree in Business Administration from the University of East Asia, Macao in 1989.

     C.P. KWAN joined Far East in 1984 and has served as a Director and Manager of its Process Equipment Department since 1991. Mr. Kwan has been a Director of the Company since its inception. Before joining Far East, he was employed by Haven Automation (H.K.) Ltd., a company involved in the water treatment and process control business between 1981 and 1984.

     ALEX SHAM has been a Director of the Company since its inception. Mr. Sham joined Far East in 1988 and has been its Sales Manager since 1993 and became a Director of Far East in 1996. Mr. Sham received a Bachelor of Science in Applied Chemistry from Hong Kong Baptist University in 1990. Prior to joining Far East, Mr. Sham was employed by the Environmental Protection Department of the Hong Kong Government from 1986 until 1988.

     ADAM L. GOLDBERG has been a director of the Company since February 16, 1998. Mr. Goldberg is an attorney who has maintained his own practice in New York City since 1993. From 1989 until 1993, Mr. Goldberg was employed as a staff attorney with the New York City Department of Housing Preservation and Development. Mr. Goldberg is the designee of May Davis Group, Inc., ("May Davis") the underwriter of the Company's initial public offering (the "Public Offering").

     Y.K. LIANG has been a director of the Company since February 16, 1998. Mr. Liang is a director of Wong Liang Consultants Ltd. ("Consultants") and a member of the certified public accounting firm of Y.K. Liang & Co. ("LCO"). Mr. Liang has been associated with both Consultants and LCO for more than the past five years. Consultants is a general business consulting firm.

     Directors of the Company serve until the next annual meeting of shareholders of the Company and until their successors are elected and duly qualified. Officers of the Company will be elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

     The Company believes that none of its directors, officers or beneficial owners of five percent or more of its Common Stock are required to file any reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     The Company had three meetings of its Board of Directors during Fiscal 1997. Messrs. Leung, Goldberg and Liang are the members of the Company's Audit Committee. The Company presently does not have standing nominating or compensation committees.

     The Company has not had any directors resign or decline to stand for re-election at any time during or since Fiscal 1997.

     There are no material legal proceedings involving any director, officer or affiliate of the Company, owner of record or beneficially of more than five percent of the Company's Common Stock or any associate of any of the foregoing.

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.



     EXECUTIVE COMPENSATION

     The following table sets forth certain summary information with respect to the compensation paid by Far East for services rendered in all capacities to Far East during Fiscal 1997 and Fiscal 1996 by Far East's Chairman of the Board and Chief Executive Officer.

                              SUMMARY COMPENSATION TABLE

NAME AND
PRINCIPAL POSITION                         YEAR      SALARY($)    BONUS($)
------------------                         ----      ---------    --------

T.C. Leung, Chairman of the Board of       1997        78,890      32,269
Directors and Chief Executive Officer      1996        15,584      38,329


     COMPENSATION OF DIRECTORS

     Directors of the Company do not receive compensation for their services as directors; however, the Board of Directors may authorize the payment of compensation to directors for their attendance at regular and special meetings of the Board and for attendance at meetings of committees of the Board as is customary for similar companies. Directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

     PENSION PLAN

     The Company has a defined contribution pension plan for all of its employees. Under this plan, all employees are entitled to a pension benefit equal to 50% to 100% of their individual fund account balances at their dates of resignation or retirement which depends on their years of services. The Company is required to make specific contributions at approximately 10% of the basic salaries of the employees to an independent fund management company. The Company has no future obligations for the pension payment or any post-retirement benefits beyond the annual contributions made. The independent fund management company is responsible for the ultimate pension liabilities to those resigned or retired employees. During the years ended December 31, 1995, 1996 and 1997, the Company made total pension contributions of approximately $111,600, $53,500 and $115,000, respectively.

     EMPLOYMENT AGREEMENT - T.C. LEUNG

     T.C. Leung's services to the Company and Far East are provided pursuant to a five year personal services agreement between the Company, Far East and Shereman Enterprises Ltd., a management company, pursuant to which Mr. Leung will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Far East and the Company. The agreement requires that Mr. Leung devote substantially all of his business time to the affairs of the Company and Far East. The agreement provides for the payment of $100,000 and six percent of the Company's consolidated pre-tax income to the management company in exchange for Mr. Leung's services during the first year of the agreement's term with compensation past the first year to be renegotiated annually. The rates of Mr. Leung's compensation remains unchanged. The agreement contains a confidentiality provision and a covenant not to compete with the Company or Far East for a period of one year following termination of the agreement under certain circumstances.

ITEM 12. OPTIONS TO PURCHASE SECURITIES FROM REGISTRANT OR SUBSIDIARIES

     STOCK OPTION PLAN

     In November 1996, the Board of Directors adopted the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan" or, the "Plan"). The 1996 Stock Option Plan provides for the grant of options to employees, officers, directors and consultants of the Company. The total number of shares of Common Stock for which options may presently be granted under the 1996 Stock Option Plan is 100,000 shares, and the exercise price of all such options must be at least $5.50 per share. Originally, up to 150,000 Options were eligible to have been granted under the 1996 Stock Option Plan, but as the Company failed to achieve net income for its fiscal year ended December 31, 1997 ("Fiscal Year 1997") of at least $990,000, a total of 50,000 options thereof were cancelled in accordance with the terms of the Plan. The remaining 100,000 options will terminate unless the Company achieves net income of at least $1,800,000 for the fiscal year ended December 31, 1998 ("Fiscal Year 1998"). See "Item 13. Interest of Management in Certain Transactions."

ITEM 13. INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     During Fiscal 1997, the Company had sales to or purchases from four related companies, Euro Electron (Far East) Ltd. ("Euro Electron"), EuroTherm International ("EuroTherm"), Action Instruments (China) Ltd. ("Action") and Armtison Limited ("Armtison") (collectively, the "Related Companies"). Sales in the approximate amounts of $4,000 to Action, $172,000 to Euro Electron and $50,000 to EuroTherm were made. Purchases in the approximate amounts of $6,000 from Action, $36,000 from Armtison and $598,000 from EuroTherm were made.

     Each of the Related Companies is a company of which one or more of the directors or principal shareholders of the Company has a direct or beneficial interest, or a company which is under common control with the Company. The Company has two principal shareholders, Regent Earning Ltd. ("Regent") and Pearl Venture Ltd. ("Pearl") (a majority shareholder of Regent), which hold majority equity interests in each of Euro Electron, Action and Armtison. Pearl is a trust for the benefit of T.C. Leung, the Company's Chairman of the Board, Chief Executive Officer and principal beneficial shareholder. Mr. Leung is a director of EuroTherm.

     All current transactions and future transactions between the Company and its executive officers and directors are and will be on terms no more favorable than those which could be obtained from independent third parties and are or will be approved by a majority of the Company's disinterested directors.

     MANAGEMENT OPTIONS

     The Company has authorized the issuance of 1,400,000 Options to purchase up to an aggregate of 1,400,000 shares of Common Stock (the "Management Options") to its officers, directors and employees in such numbers and to such persons as the Company's Chairman of the Board and Chief Executive Officer may direct. The Management Options became exercisable on March 14, 1998 for a term of ten years.

     The exercise price and the number of shares of Common Stock purchasable upon exercise of any Management Options are subject to adjustment upon the occurrence of certain events, including stock dividends, reclassification, reorganizations, consolidations, mergers, and certain issuances and redemptions of Common Stock and securities convertible into or exchangeable for Common Stock excluding certain issuances of shares of the Company's Common Stock. No adjustments in the exercise price will be required to be made with respect to the Management Options until cumulative adjustments amount to $.05. In the event of any capital reorganization, certain reclassifications of the Common Stock, any consolidation or merger involving the Company (other than (i) a consolidation or merger which does not result in any reclassification or change in the outstanding shares of Common Stock or (ii) the acquisition of Far East or any other business), or sale of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation, Management Options will thereupon become exercisable only for the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares of Common Stock of the Company purchasable (at the time of such reorganization, reclassification, consolidation, merger, or sale) upon exercise of such Management Options would have been entitled upon such reorganization, reclassification, consolidation, merger, or sale.

     The table below shows, as to each of the executive officers and directors of the Company and as to all executive officers and directors of the Company as a group, the following information with respect to Management Options granted to date: (i) the aggregate amounts of shares of Common Stock subject to Management Options granted to date; and (ii) the per share exercise price for the Management Options to be granted for these individuals. No other options to these individuals were issued and outstanding as of July 1, 1998.

NAMES OF                           SHARES SUBJECT           PER SHARE
EXECUTIVE OFFICERS AND DIRECTORS     TO OPTIONS          EXERCISE PRICE

T.C. Leung                            750,000                $5.50
                                      350,000                $4.00

Alex Sham                             30,000                 $5.50
                                      20,000                 $4.00

Jerry Wong                            25,000                 $5.50
                                      15,000                 $4.00

Nancy Wong                            22,500                 $5.50
                                       7,500                 $4.00

C.P. Kwan                             22,500                 $5.50
                                       7,500                 $4.00

All Executive Officers and
Directors as a Group (7 persons)   1,250,000               $4.00-$5.50(1)


     Other officers and/or employees of the Company have been or will be granted Management Options to purchase an aggregate of 150,000 Management Options, all of which will be exercisable at $5.50 per share. No Management Options have been exercised as of July 1, 1998.

     The Company has made no other grants, awards or issuances to any of its directors or executive officers of restricted stock awards, stock appreciation rights, or payouts under any long-term incentive plans. The Company has adopted the 1996 Stock Option Plan, under which options for 100,000 shares of Common Stock may but have yet to be issued. Such 100,000 options under the 1996 Stock Option Plan will terminate unissued unless the Company achieves net income of at least $1,800,000 for Fiscal 1998.

     The 1996 Stock Option Plan is to be administered by the Board of Directors or a committee of the Board of Directors which will determine the terms of options granted, including the exercise price, exercise period (up to six years) the number of shares subject to the option and the terms and conditions of exercise.

     The exercise price of all stock options granted under the 1996 Stock Option Plan must be


-----------------------
     (1)  Price range.

at least $5.50. The term of each option granted pursuant to the 1996 Stock Option Plan was established by the Board of Directors or a committee of the Board of Directors, in its sole discretion; provided, however, that the maximum term of each option under the 1996 Stock Option Plan is six years. Options shall become exercisable at such times and in such installments as provided by either the Board of Directors or a committee of the Board of Directors in the terms of each individual option, except that 50,000 Options under the Plan already automatically terminated under the terms thereof because the Company failed to achieve net income of at least $990,000 during the Company's Fiscal Year 1997, and further, if the Company does not achieve net income of at least $1,800,000 during its Fiscal Year 1998, the remaining 100,000 Options under the 1996 Stock Option Plan will automatically terminate.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS.

     The Company's present independent public accounting firm is Arthur Andersen & Co., Hong Kong. Management recommends to shareholders that Arthur Andersen & Co., Hong Kong ("Arthur Andersen"), be elected to serve as the Company's accountants for the next fiscal year.

     Management expects that representatives of Arthur Andersen will be present at the Annual Meeting, and that such representatives will have the opportunity to make a statement if they so desire at the Annual Meeting, and will be available thereat to respond to appropriate questions.

ITEM 10. COMPENSATION PLANS.

     No compensation plan for the Company's directors, executive officers or others will be proposed or otherwise acted upon at the Annual Meeting.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE.

     Not applicable.

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES.

     Not applicable.

ITEM 13. FINANCIAL AND OTHER INFORMATION.

     Not applicable.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS.

     Not applicable.

ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY.

     Not applicable.

ITEM 16. RESTATEMENT OF ACCOUNTS.

     Not applicable.

ITEM 17. ACTION WITH RESPECT TO REPORTS.

     Not applicable.

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED.

     Not applicable.

ITEM 19. AMENDMENT OF CHARTER, BY-LAWS OR OTHER DOCUMENTS.

     Not applicable.

ITEM 20. OTHER PROPOSED ACTION.

     Not applicable.

ITEM 21. VOTING PROCEDURES.

     The Company is nominating its current seven directors for re-election. In the election of Directors, Common Shareholders do not have cumulative voting rights and are entitled to one vote for each whole share. Votes will be counted at the Company's Annual Shareholders Meeting by inspectors who will, in all probability, be employees or otherwise associated with the Company. As provided for in the Company's Memorandum and Articles of Association; resolutions are approved and Directors are elected by a resolution approved at a duly convened and constituted meeting of the members of the Company by the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and were voted and not abstained.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT.

     Not applicable.

PROXY CARD FRONT

                       EURO TECH HOLDINGS COMPANY LIMITED

                      PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints T.C. Leung and Jerry Wong and each of them, with full power of substitution, as proxies to represent the undersigned and vote all the shares of Common Stock of Euro Tech Holdings Company Limited, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on October 14, 1998, at 4:00 P.M. local time at the offices of the Company located at 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong and at any adjournments thereof, in the following manner:

     Management recommends that you vote FOR Proposal 1 and FOR Proposals 2 and 3.

     1. [ ] For all nominees listed below, except any nominee(s) for whom authority to vote has been withheld in the manner specified below.

     T.C. Leung, Jerry Wong, Nancy Wong, C.P. Kwan, Alex Sham, Adam L. Goldberg and Y.K. Liang

        [ ] Against all nominees listed below.

        [ ] For only those nominees listed below. Instructions: To grant authority to vote for any specific nominee(s), you must write the name or names of such nominees in the following space: ____________________________

        [ ] Against only those nominees listed below. Instructions: To withhold authority to vote for any specific nomiee(s), you must write the name or names of such nominees in the following space: ____________________________

        [ ]  Abstain

     2. Proposal to ratify the appointment of Arthur Andersen & Co., Hong Kong as auditors for the 1998 fiscal year.

        [ ] FOR                      [ ] AGAINST               [ ] ABSTAIN

     3. In accordance with their best judgement, the Proxy is authorized to vote upon any other matter which may properly come before the Meeting.

PROXY CARD BACK
(continued from other side)

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS OTHERWISE DIRECTED, OR IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3.

Date:                    , 1998
    ---------------------

-------------------------------
Signature

-------------------------------
Signature if jointly held



                                               Please date and sign exactly as
                                               your name appears hereon. If
                                               shares are jointly held, all
                                               joint owners should sign.
                                               Trustees and others signing in
                                               a representative capacity in
                                               which they sign. If the signa-
                                               tory is a corporation or part-
                                               nership, sign the full corpo-
                                               rate or partnership name by a
                                               duly authorized officer or
                                               partner.

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